UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 29, 2010

(Exact name of registrant as specified in its charter)

Connecticut	1-15052	06-1541045
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

157 Church Street, New Haven, Connecticut		06506
(Address of principal executive offices)		(Zip Code)

Registrant's Telephone Number,
Including Area Code		(203) 499-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 29 2010, UIL Holdings Corporation (the Registrant or UIL Holdings) issued a press release announcing its financial results for the three and nine month periods ended September 30, 2010 and the narrowing of its 2010 earnings guidance to $1.95 to $2.05 per share, from $1.92 to $2.07 per share as previously disclosed.  This guidance excludes the impact of one-time acquisition expenses, interest expense from the October 2010 debt financing, dilution from the September 2010 equity issuance and any projected earnings from the pending acquisition of The Southern Connecticut Gas Company, Connecticut Natural Gas Corporation and The Berkshire Gas Company.  A copy of the Registrant's press release is attached hereto as Exhibit 99.

Item 7.01 Regulation FD Disclosure

On October 30, 2010, James P. Torgerson, President and Chief Executive Officer, and Richard J. Nicholas, Executive Vice President and Chief Financial Officer, will give a presentation in Palm Desert, California at the 45th Annual EEI Financial Conference.  The presentation contains items previously not disclosed in reports filed by the Registrant with the Securities and Exchange Commission.  Among these items, which relate to the Registrant’s subsidiary, The United Illuminating Company (UI), are (1) a revised ten year distribution and transmission capital expenditure projection, (2) a revised five year distribution and transmission rate base projection, (3) completion percentages for the GenConn Middletown peaking generation plant construction and (4) revised estimates of costs and potential investment levels in the New England East-West Solution.  A copy of the Registrant's presentation is attached hereto as Exhibit 99.1.

Additionally, UIL will conduct a webcast conference call with financial analysts on Monday, November 1, 2010, beginning at 10:00 a.m. eastern time.  UIL Holdings' executive management will present an overview of the financial results followed by a question and answer session.  Interested parties, including analysts, investors and the media, may listen live via the internet by logging onto the Investors section of UIL Holdings' website at http://www.uil.com.  Institutional investors can access the call via Thomson Street Events (www.streetevents.com), a password-protected event management site.

The information in this Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the Exchange Act), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Use of Non-GAAP Measures

UIL Holdings believes that a breakdown, presented on a net income and per share basis, of how the acquisition costs described in the press release and presentation described above contributed to the change in net income is useful in understanding the overall change in the consolidated results of operations for UIL Holdings from one reporting period to another. UIL Holdings presents such per share amounts by taking the dollar amount of the applicable change for the acquisition costs, booked in accordance with generally accepted accounting principles (GAAP), and applying UIL Holdings' combined effective statutory federal and state tax rate and then dividing by the average number of shares of UIL Holdings common stock outstanding for the periods presented.  Any such amounts provided are provided for informational purposes only and are not intended to be used to calculate "Pro-forma" amounts.

UIL Holdings also believes earnings per share (EPS) information as presented in its earnings guidance is useful in understanding the earnings expectations for the business, as a whole.  The amounts presented in the earnings guidance show the EPS for each of UIL Holdings’ lines of business.  EPS is calculated by dividing the projected 2010 net income for each line of business by the projected average number of shares of UIL Holdings common stock outstanding for 2010.   Total consolidated EPS is a GAAP-basis presentation.

Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995).  These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future.  Such forward-looking statements are based on UIL Holdings’ expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements.  Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, markets, products and services of UIL Holdings’ subsidiary, The United Illuminating Company.  Such risks and uncertainties with respect to UIL Holdings’ pending transaction with Iberdrola USA, Inc. include, but are not limited to: the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive required regulatory approvals, the taking of governmental action (including the passage of legislation) to block the transaction, or the failure of other closing conditions; and the possibility that the expected benefits will not be realized, or will not be realized within the expected time period.  The foregoing and other factors are discussed and should be reviewed in UIL Holdings’ most recent Annual Report on Form 10-K and other subsequent periodic filings with the Securities and Exchange Commission.  Forward-looking statements included herein speak only as of the date hereof and UIL Holdings undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits – The following exhibits are filed as part of this report:

99	Press release, dated October 29, 2010.
99.1	Presentation slides for the 45th Annual EEI Financial Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UIL HOLDINGS CORPORATION
Registrant

Date: 10/29/10	By /s/ Richard J. Nicholas
Richard J. Nicholas
Executive Vice President
and Chief Financial Officer

Exhibit Index

Exhibit	Description

99	Press Release dated October 29, 2010.
99.1	Presentation slides for the 45th Annual EEI Financial Conference